Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded AlphaDEX Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund VIII

First Trust Series Fund

(the “Trusts,” and each series of the Trusts, a “Fund”)

Supplement To each Fund’s Prospectus

May 24, 2022

Notwithstanding anything to the contrary in each Fund’s Prospectus, the “Market Risk” under the section entitled “Risks of Investing in the Fund – Principal Risks” in each Fund’s Prospectus is deleted in its entirety and replaced by the following disclosure:

MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Additionally, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Please Keep this Supplement with your Fund
Prospectus for Future Reference